SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive  Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Ultralife Batteries, Inc.
                       -----------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                       -----------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

    (1)   Title of each  class of  securities  to which  transaction  applies:
          _____

    (2)   Aggregate number of securities to which transaction applies: ______

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule: 0-11:______

    (4)   Proposed maximum aggregate value of transaction:______

    (5)   Total fee paid:_______

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                            ULTRALIFE BATTERIES, INC.
                             2000 TECHNOLOGY PARKWAY
                             NEWARK, NEW YORK 14513

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 5, 2001

      Notice is hereby given that the 2001 Annual Meeting of Stockholders (the "Meeting") of Ultralife Batteries, Inc. (the "Company") will be held on Wednesday, December 5, 2001 at 10:30 A.M. at the Chase Conference Center, 270 Park Avenue, 11th Floor, New York, New York 10017 for the following purposes:

      1. To elect directors for a term of one year and until their successors are duly elected and qualified.

      2. To approve and ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending June 30, 2002.

      3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

      Only stockholders of record of Common Stock, par value $.10 per share, of the Company at the close of business on October 10, 2001 are entitled to receive notice of, and to vote at and attend the Meeting. If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to return it promptly in the enclosed envelope. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

      The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001, which includes the Company's Form 10-K, is enclosed.

                       By Order of the Board of Directors
                               Arthur M. Lieberman
                       Chairman of the Board of Directors

Dated: October 26, 2001

================================================================================
                                    IMPORTANT
       REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED
        TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE
       PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
================================================================================

                            ULTRALIFE BATTERIES, INC.
                             2000 TECHNOLOGY PARKWAY
                             NEWARK, NEW YORK 14513
                                 (315) 332-7100

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 5, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

      This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Ultralife Batteries, Inc. (the "Company") for use at the 2001 Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, December 5, 2001 at 10:30 A.M. and at any adjournments thereof. The Meeting will be held at the Chase Conference Center, 270 Park Avenue, 11th Floor, New York, New York 10017.

      When a proxy is returned properly signed, the shares represented thereby will be voted in accordance with the stockholder's directions. If the proxy is signed and returned without choices having been specified, the shares will be voted FOR the election of each director-nominee named herein, and FOR each of the other proposals identified herein. If for any reason any of the nominees for election as directors shall become unavailable for election, discretionary authority may be exercised by the proxies to vote for substitute nominees proposed by the Board of Directors of the Company. A stockholder has the right to revoke a previously granted proxy at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, or a duly executed later-dated proxy, or by requesting return of the proxy at the Meeting and voting in person.

      Only stockholders of record at the close of business on October 10, 2001 are entitled to notice of, and to vote at, the Meeting. As of October 10, 2001, there were 12,578,186 shares of the Company's Common Stock, par value $.10 per share ("Common Stock"), outstanding, each entitled to one vote per share at the Meeting.1 A majority of the outstanding shares of Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum for the transaction of all business. Pursuant to the provisions of the Delaware General Corporation Law, directors shall be elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting. Because directors are elected by a plurality of the votes cast, withholding authority to vote with respect to one or more nominees will have no effect on the outcome of the election, although such shares would be counted as present for purposes of determining the existence of a quorum. Similarly, any broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others in the absence of instructions from the beneficial owner) are not considered to be votes cast and therefore would have no effect on the outcome of the election of directors, although they would be counted for quorum purposes. The affirmative vote of holders of a majority of the shares of Common Stock represented at the Meeting and entitled to vote on the proposal to ratify the Company's auditors is required for approval of that proposal. Accordingly, abstentions and any broker non-votes, since they are considered to be represented at the Meeting, would have the same effect as votes cast against that proposal.

      The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and regular employees of the Company,

----------

1 Prior to subtraction of 27,250 treasury shares and 231,980 shares out of 700,000 shares owned by Ultralife Taiwan, Inc., a Taiwanese venture of which the Company owns approximately 33%.

without extra remuneration, may solicit proxies personally or by telephone, telefax or similar transmission. The Company will reimburse record holders for expenses in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.

      The approximate date on which the enclosed form of proxy and this proxy statement are first being sent to stockholders of the Company is November 7, 2001.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      The Board of Directors currently has eight directors, seven of whom are running for reelection and one of whom, Daniel W. Christman, was appointed by the Board of Directors on August 29, 2001 to fill the vacancy left by Richard A. Hansen, who resigned from the Board of Directors on June 29, 2001. Directors are elected by a plurality of the votes cast by the stockholders of the Company at a stockholders meeting at which a quorum of shares is represented. Each director shall serve until the next annual meeting of stockholders and until the successors of such directors shall have been elected and qualified. The names of, and certain information with respect to, the persons nominated for election as directors are presented on the following pages.

                                        Present Principal Occupation and
Name                         Age        Employment History
----                         ---        ----------------------------------------

Arthur M. Lieberman          66         Mr. Lieberman has been a director since
                                        March 1991 and Chairman of the Board
                                        since January 1999. Mr. Lieberman is a
                                        founder of, and since 1981 has been the
                                        senior partner of, Lieberman & Nowak, a
                                        legal firm specializing in intellectual
                                        property law which for many years has
                                        represented clients in the battery
                                        industry and related fields. Lieberman &
                                        Nowak has represented the Company in
                                        connection with certain intellectual
                                        property matters.

John D. Kavazanjian          50         Mr. Kavazanjian was elected as the
                                        Company's President and Chief Executive
                                        Officer effective July 12, 1999 and as a director on August 25, 1999. Prior to joining the Company, Mr. Kavazanjian worked for Xerox Corporation from 1994 in several capacities, most recently as Corporate Vice President, Chief
                                        Technology Officer, Document Services
                                        Group.

Joseph C. Abeles             86         Mr. Abeles, a founder of the Company,
                                        has been a director and Treasurer since
                                        March 1991. Mr. Abeles, formerly a
                                        director of Power Conversion, Inc., is a private investor and currently serves as a director emeritus of Intermagnetics
                                        General Corporation ("IGC") and
                                        Bluegreen Corporation (formerly Patten
                                        Corporation), and also currently serves
                                        as a director of a number of other
                                        companies.

Joseph N. Barrella           55         Mr. Barrella, one of the founders of the
                                        Company and a director, has held
                                        strategic positions throughout the
                                        Company's existence. Mr. Barrella has
                                        been Senior Vice President of Business
                                        Development since December 1998. Mr.
                                        Barrella has been involved in the
                                        development and manufacture of lithium
                                        batteries for more than 25 years. He
                                        holds a number of patents relating to
                                        lithium battery designs and has authored several publications relating to battery technology.

Carl H. Rosner               72         Mr. Rosner, a director of the Company
                                        since January 1992, is the Chairman of
                                        IGC. Mr. Rosner has been Chairman of IGC since its formation and was President and Chief Executive Officer until May
                                        31, 1999.

Ranjit Singh                 48         Mr. Singh has been a director of the
                                        Company since August 2000. He serves as
                                        a consultant to the software and mobile
                                        services industries. Most recently, he
                                        was President and Chief Operating
                                        Officer of ContentGuard, a spinoff of
                                        Xerox Corporation that is jointly owned
                                        with Microsoft. ContentGuard develops
                                        and markets digital property rights
                                        software. Before joining ContentGuard
                                        earlier in 2000, Mr. Singh worked for
                                        Xerox as a corporate Senior Vice
                                        President in various assignments related to software businesses. Mr. Singh joined
                                        Xerox in 1997, having come from Citibank where he was Vice President of Global
                                        Distributed Computing. Prior to that, he was a principal at two start-up companies and also held executive positions at Data General and Digital
                                        Equipment Corporation.

Patricia C. Barron           57         Ms. Barron has been a director of the
                                        Company since September 2000. Ms. Barron is a Professor at the Stern School of Business, New York University, where she focuses on issues of corporate governance, the role and responsibilities of Boards of Directors and leadership. Professor Barron teaches in the MBA and Executive Education programs, is on the Advisory Board of the Berkeley Center for Entrepreneurial
                                        Studies, and is a Senior Fellow of the
                                        Center for Digital Economy Research. In
                                        addition to her work at the Stern
                                        School, Professor Barron serves as a
                                        Director on the Boards of Aramark
                                        Corporation, and United Services
                                        Automobile Association. Prior to joining the Stern School, Professor Barron had a
                                        28-year career in business. She was an
                                        Associate at McKinsey and Company and
                                        then moved to Xerox Corporation where
                                        she became a Corporate Officer and held
                                        the positions of Chief Information
                                        Officer, President, Office Products
                                        Division, and President, Xerox
                                        Engineering Systems.

Daniel W. Christman          58         Mr. Christman was appointed by the Board
                                        of Directors in August of this year to
                                        fill the vacancy left by Richard A.
                                        Hansen. He is currently the Executive
                                        Director of the Kimsey Foundation in
                                        Washington, D.C. Prior to that, he was
                                        Superintendent for the U.S. Military
                                        Academy in West Point, New York from
                                        1996 until July 2001. He currently
                                        serves as a director of United Services
                                        Automobile Association, an insurance
                                        mutual corporation.

      The Board of Directors has unanimously approved the above-named nominees for directors. The Board of Directors recommends a vote FOR all of these nominees.

BOARD OF DIRECTORS

      The Board of Directors met five times during the fiscal year ended June 30, 2001. Except for Richard A. Hansen, during the fiscal year ended June 30, 2001, all of the members of the Board attended at least 75% of the aggregate of:
(1) the total number of meetings of the Board (held during the period for which such person has been a director; and (2) the total number of meetings held by all committees of the Board on which such member served.

      Each director receives a $750 monthly retainer as well as $750 for each Board meeting attended; subject to the provision that the meeting compensation is reduced by 50% if the director participates by conference call. In addition, each director receives an option at the end of each calendar quarter to purchase 1,500 shares of Common Stock. This option vests immediately with a term of five years from the date of grant and is granted at an exercise price equal to the closing price of the Common Stock on the date of grant. Effective February 24, 1999, the Board revised the Board compensation policy prospectively so that the $750 paid monthly and for each Board meeting attended is not paid to directors who are also employed by the Company. In addition, the Board has agreed to pay Mr. Lieberman at the rate of $15,000 per annum for acting as Chairman of the Board.

COMMITTEES OF THE BOARD

      The Board has established three standing committees to assist it in carrying out its responsibilities: the Compensation and Stock Option Committee, the Audit Committee and the Executive Committee.

      The members of the Compensation and Stock Option Committee are currently Joseph C. Abeles (Chair) and Patricia C. Barron. Richard A. Hansen was a member until he resigned as a director on June 29, 2001. The Compensation and Stock Option Committee has general responsibility for recommending to the Board remuneration for the Chairman and determining the remuneration of other officers elected by the Board, granting stock options and otherwise administering the Company's stock option plans, and approving and administering any other compensation plans or agreements.

      The members of the Audit Committee are Carl H. Rosner (Chair), Ranjit Singh and Patricia C. Barron. This committee has oversight responsibility for reviewing the scope and results of the independent auditors' annual examination of the Company's financial statements, meeting with the Company's financial management and the independent auditors to review matters relating to internal accounting controls, the Company's accounting practices and procedures and other matters relating to the financial condition of the Company, and recommending to the Board of Directors the appointment of the independent auditors.

      The members of the Executive Committee are Joseph C. Abeles (Chair), Arthur M. Lieberman, Carl H. Rosner and John D. Kavazanjian. This committee is responsible for overseeing such matters as the Board of Directors determines from time to time.

      The Board does not have a Nominating Committee. The Board itself reviews and recommends qualified candidates to the Board for election as directors of the Company. The Board will consider persons whom stockholders recommend as candidates for election as Company directors. Stockholders may submit names of qualified candidates along with detailed information on their backgrounds to the Company's Secretary for referral to the Board for consideration.

      Each committee member receives $500 for each committee meeting attended; subject to the provision that the meeting compensation is reduced by 50% if the committee member participates by conference call. In addition, each committee chair receives $2,500 per annum.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The table below sets forth certain information regarding the beneficial ownership of shares of the Company's Common Stock as of September 30, 2001 by
(i) each person known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock, (ii) each director and certain named executive officers of the Company, and (iii) all directors and executive officers of the Company as a group. Except as otherwise indicated, the persons named in this table have sole voting power with respect to all shares of Common Stock owned based upon information provided to the Company by the directors, officers and principal stockholders and their addresses are the address of the Company.

                                           Number of Shares        Percent
                                             Beneficially        Beneficially
Name                                            Owned              Owned (20)
---------------------------------------   -----------------      ------------

State of Wisconsin Investment Board(1)       2,218,600              18.01%
Daeg Partners LLP(2)                         1,659,830              13.47%
Intermagnetics General Corporation
  ("IGC")(3)                                   897,053               7.28%
Dimensional Fund Advisors Inc.(4)              727,300               5.90%
Ultralife Taiwan, Inc.(5)                      700,000               5.68%
Joseph C. Abeles(6)                            330,000               2.68%
Joseph N. Barrella(7)                          297,000               2.41%
Daniel W. Christman(8)                           1,500                  *
John D. Kavazanjian(9)                         248,500               2.02%
Arthur M. Lieberman(10)                        114,900                  *
Carl H. Rosner(11)                              44,000                  *
Ranjit Singh(12)                                 7,500                  *
Patricia C. Barron(13)                          10,200                  *
Peter F. Comerford(14)                          12,200                  *
Eric R. Dix(15)                                 20,000                  *
Robert W. Fishback(16)                          13,000                  *
William A. Schmitz(17)                          12,300                  *
Julius M. Cirin(18)                             18,800                  *
Nancy C. Naigle                                      0                  *
All directors and executive
  officers as a group (19 persons)(19)       1,129,900               9.17%

----------
* Less than 1%

      1. With an address at P.O. Box 7842, Madison, Wisconsin 53707. Based on Amendment No. 6 to Form 13G filed August 10, 2001.

      2. With an address at 100 Park Avenue, New York, New York 10017. Based on Form 13G filed September 5, 2001.

      3. With an address at 450 Old Niskayuna Rd., Latham, NY 12210-0461. Based on Amendment No. 6 to Form 13D filed March 17, 2000. Includes 2,000 shares beneficially owned and options to purchase 42,000 shares which may be exercised within 60 days of September 30, 2001 by Carl H. Rosner. Mr. Rosner is the Chairman of Intermagnetics General Corporation ("IGC"). Therefore, IGC may be deemed to share voting and investment power with respect to the shares and shares issuable upon the exercise of options held by Mr. Rosner. IGC disclaims beneficial ownership of the shares and shares issuable upon the exercise of options owned by Mr. Rosner.

      4. With an address at 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Based on Form 13F filed June 30, 2001.

      5. With an address at 2-3 Industry E. Rd II, Science-Based Industrial Park, Hsinchu, Taiwan, Republic of China. The Company owns approximately 41% of this venture and has the right to nominate half of the directors.

      6. Includes 39,000 shares subject to options which may be exercised by Mr. Abeles within 60 days of September 30, 2001, 12,000 shares owned by Abeles Associates Inc. and 25,000 shares held by the estate of Mr. Abeles' spouse, as to which Mr. Abeles disclaims beneficial ownership. Excludes 853,053 shares beneficially owned by IGC. Mr. Abeles is a director emeritus of IGC and therefore may be deemed to share voting and investment power with respect to the shares held by IGC. Mr. Abeles disclaims beneficial ownership of the shares owned by IGC.

      7. Includes 178,000 shares subject to options which may be exercised by Mr. Barrella within 60 days of September 30, 2001.

      8. Includes 1,500 shares subject to options which may be exercised by Mr. Christman within 60 days of September 30, 2001.

      9. Includes 243,500 shares subject to options which may be exercised by Mr. Kavazanjian within 60 days of September 30, 2001.

      10. Includes 42,000 shares subject to options which may be exercised by Mr. Lieberman within 60 days of September 30, 2001 and 51,500 shares held by the Arthur M. Lieberman P.C. profit sharing plan.

      11. Includes 42,000 shares subject to options which may be exercised by Mr. Rosner within 60 days of September 30, 2001. Does not include 853,053 shares owned by IGC. Mr. Rosner is the Chairman of IGC and therefore may be deemed to share voting and investment power with respect to the shares held by IGC. Mr. Rosner disclaims beneficial ownership of the shares owned by IGC.

      12. Includes 7,500 shares subject to options which may be exercised by Mr. Singh within 60 days of September 30, 2001.

      13. Includes 6,000 shares subject to options which may be exercised by Ms. Barron within 60 days of September 30, 2001.

      14. Includes 11,200 shares subject to options which may be exercised by Mr. Comerford within 60 days of September 30, 2001.

      15. Includes 20,000 shares subject to options which may be exercised by Mr. Dix within 60 days of September 30, 2001.

      16. Includes 13,000 shares subject to options which may be exercised by Mr. Fishback within 60 days of September 30, 2001.

      17. Includes 9,000 shares subject to options which may be exercised by Mr. Schmitz within 60 days of September 30, 2001 and 300 shares held by Mr. Schmitz' wife.

      18. Includes 18,800 shares subject to options which may be exercised by Mr. Cirin within 60 days of September 30, 2001.

      19. Includes 631,500 shares subject to options which may be exercised by the named directors and executive officers within 60 days of September 30, 2001. Does not include 853,053 shares owned directly by IGC, of which Mr. Rosner is the Chairman and Mr. Abeles a director emeritus, and does not include 700,000 shares owned by Ultralife Taiwan, Inc., a Taiwanese venture of which the Company owns 33%.

      20. Based on 12,578,186 issued shares less 27,250 treasury shares and less 231,980 shares out of 700,000 shares owned by Ultralife Taiwan, Inc., a venture of which the Company owns approximately 33% and has the right to nominate half of the directors.

Section 16(a) Reporting

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.

Executive officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the fiscal year ended June 30, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except as follows: (1) Ms. Patricia C. Barron was late in filing a Form 3 regarding her status as a reporting person; (2) Ms. Barron was late in reporting a purchase in March 2001; and (3) Mr. Abeles was late in reporting purchases made in March 2001.

EXECUTIVE COMPENSATION

      The names of, and certain information with respect to the Company's executive officers who are not also directors, are presented on the following pages.

                                        Present Principal Occupation and
Name                        Age         Employment History
----                        ---         ----------------------------------------

Peter F. Comerford          44          Mr. Comerford was named Vice President
                                        of Administration and General Counsel on July 1, 1999 and was elected Secretary of the Company in December 2000. He joined the Company in May of 1997 as Senior Corporate Counsel and was appointed Director of Administration and
                                        General Counsel in December of that
                                        year. Prior to joining the Company, Mr.
                                        Comerford was a practicing attorney for
                                        approximately fourteen years having
                                        worked primarily in municipal law
                                        departments including the City of
                                        Niagara Falls, New York where he served
                                        as the Corporation Counsel. Mr.
                                        Comerford has a B.A. from the State
                                        University of New York at Buffalo, an
                                        MBA from Canisius College and a J.D.
                                        from the University of San Diego School
                                        of Law.

Eric R. Dix                 43          Mr. Dix, currently Vice President and
                                        General Manager, Rechargeable Batteries, joined the Company as Vice President of Technology in February 1999. Before then, Mr. Dix worked for Micron
                                        Communications Corporation from October
                                        1996, as Technical Marketing Manager and as Director, Battery Operations. From
                                        June 1995 until October 1996, Mr. Dix
                                        was Vice President, Marketing for
                                        Moltech Corporation, a lithium
                                        rechargeable battery company. Mr. Dix
                                        has an MBA from Santa Clara University
                                        and a B.S. in Chemistry from the
                                        University of Northern Iowa.

Robert W. Fishback          45          Mr. Fishback joined the Company in
                                        December 1998 as Corporate Controller.
                                        He became Vice President of Finance and
                                        Chief Financial Officer in October 1999.
                                        Prior to joining the Company, Mr.
                                        Fishback served as Controller-Shared
                                        Services for ITT Industries, a
                                        diversified manufacturing company, from
                                        1997 to 1998. From 1995 to 1997, he was
                                        Director-Corporate Accounting for Goulds
                                        Pumps Inc., a manufacturer of industrial and commercial pumps. From 1983 to 1995, Mr. Fishback served in various managerial capacities in finance and operations with Frontier Corporation, a provider of local and long-distance telecommunications services. He is a CPA and has an MBA in finance from the State
                                        University of New York at Buffalo. His
                                        undergraduate degree in accounting is
                                        from Grove City College.

William A. Schmitz          39          Mr. Schmitz, currently Vice President
                                        and General Manager, Primary Batteries,
                                        joined the Company in December 1999 as
                                        Vice President, Manufacturing. Before
                                        this, Mr. Schmitz worked for Bausch &
                                        Lomb from 1985 to 1999 in several
                                        positions, most recently as Director,
                                        New Product Development in the Eyewear
                                        Division from 1995 to 1999. Mr. Schmitz
                                        has an M.S. in Operations Management
                                        from the University of Rochester and a
                                        B.S. in Mechanical Engineering from the
                                        Rochester Institute of Technology.

Julius M. Cirin             48          Mr. Cirin, a battery industry veteran
                                        and currently Vice President, Corporate
                                        Marketing, joined the Company as
                                        Director of Marketing in March 1991 at
                                        the Company's founding. Prior to this,
                                        Mr. Cirin served as Quality Assurance
                                        Manager for Eastman Kodak Company in the
                                        Ultra Technologies Division from 1986 to
                                        1989. From 1979 to 1986, Mr. Cirin
                                        worked at Duracell USA in several
                                        product and process engineering and
                                        quality management positions. Mr. Cirin
                                        has a B.S. in Marketing Management from
                                        St. John Fisher College in Rochester,
                                        New York.

Nancy C. Naigle             53          Ms. Naigle joined the Company in January
                                        of 2001 as Vice President of Worldwide
                                        Sales. Previously she was employed at
                                        Xerox Corporation for 20 years, most
                                        recently as Vice President, General
                                        Manager, Software Solutions Business
                                        Group after serving as Vice President,
                                        Sales and Marketing, Internet and
                                        Software Solutions. Ms. Naigle has both
                                        a B.A. and a Master's degree in English
                                        and Mathematics from the University of
                                        Texas in Arlington, and earned an MBA
                                        from the University of Dallas.

      The individuals named in the following tables include, as of June 30, 2001, the Company's Chief Executive Officer and any other individual who served as Chief Executive Officer during the fiscal year ending June 30, 2001 and the four other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 ("Named Executive Officers").

      The following table sets forth information concerning the annual and long-term compensation of the Named Executive Officers for all services in all capacities to the Company and its subsidiary during the Company's fiscal years ended June 30, 2001, 2000 and 1999:

Summary Compensation Table

                                                                                                                    All Other
                                          Annual Compensation                   Long Term Compensation           Compensation ($)
--------------------------  ----- ------------------------------------  --------------------------------------- -------------------
                                                       Other Annual      Restricted
   Name and Principal                                 Compensation($)   Stock Awards   Underlying      LTIP
        Position            Year  Salary($)  Bonus($)       (1)              ($)       Options/SARs  Payouts($)
--------------------------  ----- ---------- -------- ----------------  -------------- ------------  ---------- -------------------
John D. Kavazanjian         2001   $299,998       $0          $27,001        $0              6,000      $0             $0
President and Chief         2000    288,960   50,000           17,502         0            506,000       0              0
Executive Officer           1999         --       --               --        --                 --      --             --

Joseph N. Barrella          2001   $196,725       $0          $20,544        $0              6,000      $0             $0
Senior Vice President of    2000    172,439        0           37,427         0             56,000       0              0
Business Development        1999    170,389        0           37,593         0              6,000       0              0

Eric R. Dix                 2001   $149,605       $0          $16,135        $0             75,000      $0             $0
Vice President and          2000    127,616        0           22,665         0             50,000       0              0
General Manager,            1999     43,846        0            3,607         0             25,000       0              0
Rechargeable
Manufacturing

Robert W. Fishback          2001   $129,423       $0          $13,616        $0                  0      $0             $0
Vice President of           2000    101,202   10,000           14,700         0             25,000       0              0
Finance and Chief           1999     42,836        0            4,329         0             15,000       0              0
Financial Officer

William A. Schmitz          2001   $124,647       $0          $15,620        $0                  0      $0             $0
Vice President and          2000     57,942        0            4,858         0             45,000       0              0
General Manager,            1999         --       --               --        --                 --      --             --
Primary Manufacturing

      (1) The amounts reported in this column are categorized in the following table.

                            John D.            Joseph N.                         Robert W.        William A.
                         Kavazanjian(1)        Barrella       Eric R. Dix(2)    Fishback(3)       Schmitz (4)
                         ---------------       --------       --------------    -----------       -----------
Insurance
2001                         $9,993             $13,320          $12,351            $9,871           $12,410
2000                         11,040              11,425           10,465             8,175             4,858
1999                             --               8,509            3,607             4,329                --

Automobile
2001                         $7,500                  $0               $0                $0               $0
2000                          6,000               7,824                0             4,000                0
1999                             --               8,517                0                 0               --

Directors Fees
2001                             $0                  $0               $0                $0                $0
2000                              0              13,187                0                 0                 0
1999                             --              10,125                0                 0                --

401(k) Plan(5)
2001                         $9,855              $7,862           $4,199            $4,149            $4,364
2000                            462               4,991            1,059             2,525                 0
1999                             --               5,942                0                 0                --

      (1)   Mr. Kavazanjian joined the Company in July 1999.

      (2)   Mr. Dix joined the Company in February 1999.

      (3)   Mr. Fishback joined the Company in December 1998.

      (4)   Mr. Schmitz joined the Company in December 1999.

      (5) Represents the Company's matching grants to the employees' 401(k) Plan accounts for fiscal years ended June 30, 2001, 2000 and 1999.

      The following table sets forth information concerning options granted to the Named Executive Officers during the Company's fiscal year ended June 30, 2001:

Option/SAR Grants in Last Fiscal Year

                                                                      Potential Realizable Value at Assumed Annual
                                                                                        Rates of
                     Individual Grants                                Stock Price Appreciation for Option Term (1)
-----------------------------------------------------------------   --------------------------------------------------
                         Shares          %     Price   Exp Date   0% Stock  5% Stock  5% Dollar  10% Stock  10% Dollar
                                       (11)     (12)                Price     Price    Gain (13)    Price    Gain (13)
                                                                    -----     -----    ---------    -----    ---------
John D. Kavazanjian      1,500   (2)   0.49%   $10.06    9/29/05    $10.06    $12.84     $4,170     $16.21      $9,215
  President and Chief    1,500   (3)   0.49%     5.50   12/29/05      5.50      7.02      2,279       8.86       5,037
  Executive Officer      1,500   (4)   0.49%     6.94    3/30/06      6.94      8.85      2,875      11.17       6,353
                         1,500   (5)   0.49%     6.50    6/29/06      6.50      8.30      2,694      10.47       5,952

Joseph N. Barrella       1,500   (6)   0.49%   $10.06    9/29/05    $10.06    $12.84     $4,170     $16.21      $9,215
  Senior Vice            1,500   (7)   0.49%     5.50   12/29/05      5.50      7.02      2,279       8.86       5,037
  President of           1,500   (8)   0.49%     6.94    3/30/06      6.94      8.85      2,875      11.17       6,353
  Business               1,500   (9)   0.49%     6.50    6/29/06      6.50      8.30      2,694      10.47       5,952
  Development

Eric R. Dix             75,000  (10)   4.88%    $7.38    12/5/06     $7.38     $9.89   $188,115     $13.07    $426,770
  Vice President and
  General Manager
  Rechargeable
  Batteries

1. There is no assurance that the value realized by an employee will be at or near the amount estimated using this model. These amounts rely on assumed future stock price movements that cannot be predicted accurately.

2.    Vested on the date of grant, September 29, 2000.

3.    Vested on the date of grant, December 29, 2000.

4.    Vested on the date of grant, March 30, 2001.

5.    Vested on the date of grant, June 29, 2001.

6.    Vested on the date of grant, September 29, 2000.

7.    Vested on the date of grant, December 29, 2000.

8.    Vested on the date of grant, March 30, 2001.

9.    Vested on the date of grant, June 29, 2001.

10. Granted on December 5, 2000, with options to purchase 15,000 shares each vesting on December 5, 2001, 2002, 2003, 2004, and 2005, respectively.

11.   307,100 total number of options were granted to employees.

12.   Fair market value of stock at date of grant.

13. Fair market value of stock at end of actual option term assuming annual compounding at the stated rate, less the option price.

      The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the Company's fiscal year ended June 30, 2001 and the number and value at June 30, 2001 of unexercised stock options to purchase shares of Common Stock held by the Named Executive Officers.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values

                                                               Number of Unexercised        Value of Unexercised in the
                               Shares            Value         Options/SARs at FY-End          Money Options/SARs at
                             Acquired on       Realized                 (#)                          FY-End ($)
          Name              Exercise (#)          ($)         Exercisable/Unexercisable     Exercisable/Unexercisable(1)
-------------------------   --------------     -----------    -------------------------     -----------------------------
John D. Kavazanjian               0                $0             152,000/360,000                $189,493/$472,320
  President and Chief
  Executive Officer

Joseph N. Barrella                0                $0              173,000/60,000                    $1,500/$0
  Senior Vice President
  of Business Development

Eric R. Dix                       0                $0              20,000/130,000                 $13,750/$20,625
  Vice President and
  General Manager,
  Rechargeable Batteries

Robert W. Fishback                0                $0              11,000/29,000                  $11,874/$30,621
  Vice President of
  Finance and Chief
  Financial Officer

William A. Schmitz                0                $0               9,000/36,000                   $1,500/$6,000
  Vice President and
  General Manager,
  Primary Manufacturing

(1) Market value of Company's Common Stock at exercise or year-end, minus the exercise price.

      The Company has no long-term incentive plan. Consequently, there have been no qualifying awards during the fiscal year ended June 30, 2001. Also, the Company has no employee pension plans to which it makes contributions, except as described below under "401(k) Plan".

Employment Arrangements

      In connection with the hiring of Mr. Kavazanjian as the Company's President and Chief Executive Officer effective July 12, 1999, the Company agreed to pay him a salary of $300,000 per annum and a signing bonus of $50,000. Additionally, the Company granted Mr. Kavazanjian an option to purchase 500,000 shares of Common Stock for $5 3/16 per share, exercisable until July 12, 2005. The option vests 50,000 shares at issue and 90,000 shares on July 12, 2000, 2001, 2002, 2003 and 2004. The Company agreed that if it terminated Mr. Kavazanjian during the first three years of employment, except for cause, Mr. Kavazanjian will be entitled to one year's severance. In addition, any options which otherwise would vest at the next annual date after termination will vest on the termination date.

      In December of 2000, as an inducement to employment, the Company granted Mr. Dix an option to purchase 75,000 shares of Common Stock for $7.38 per share, exercisable until December 5, 2006. The option vests 15,000 shares on December 5, 2001, 2002, 2003, 2004 and 2005. The Company agreed that if it terminated Mr. Dix, except for cause, Mr. Dix will be entitled to one year's severance. In addition, any options which otherwise would vest at the next annual date after termination will vest as scheduled, and all vested options will be exercisable within one year after termination.

      In addition to the above compensation, in accordance with the Company's revised Board compensation policy, each outside Board member receives a $750 monthly retainer as well as $750 for each Board meeting attended; subject to the provision that the meeting compensation is reduced by 50% if the director participates by conference call. In addition, commencing June 30, 1993, each director receives an option, at the end of each calendar quarter to purchase 1,500 shares of Common Stock. This option is granted to each director on the last day of the calendar quarter. It vests immediately with a term of five years from the date of grant and is granted at a purchase price equal to the closing price of the Common Stock on the date of grant.

401(k) Plan

      The Company established a profit sharing plan under Sections 401(a) and 401(k) of the Code (the "401(k) Plan"), effective as of June 1, 1992. The 401(k) plan was amended effective as of January 1, 1994. All employees in active service who have completed 1,000 hours of service or were participating in the 401(k) Plan as of January 1, 1994, not otherwise covered by a collective bargaining agreement (unless such agreement expressly provides that those employees are to be included in the 401(k) Plan), are eligible to participate in the 401(k) Plan. Eligible employees may direct that a portion of their compensation, up to a maximum of 17% (in accordance with all IRS limitations in effect on January 1, 1998) be withheld by the Company and contributed to their account under the 401(k) Plan.

      In April 1996, the Board of Directors authorized a Company matching contribution up to a maximum of 1 1/2% of an employee's annual salary for the calendar year ended December 31, 1996 and 3% for subsequent calendar years. In January 2001, the matching contribution was raised to a maximum of 4%. The Company made contributions of $172,857, $157,422 and $249,912, for the fiscal years ending June 30, 1999, 2000 and 2001, respectively.

      All 401(k) contributions are placed in a trust fund to be invested at the trustee's discretion, except that the Company may designate that the funds be placed and held in specific investment accounts managed by an investment manager other than the trustee. Amounts contributed to employee accounts by the Company or as compensation reduction payments, and any earnings or interest accrued on employee accounts, are not subject to federal income tax until distributed to the employee, and may not be withdrawn (absent financial hardship) until death, retirement or termination of employment.

                REPORT OF COMPENSATION AND STOCK OPTION COMMITTEE
                        CONCERNING EXECUTIVE COMPENSATION

Overview

      Compensation determinations are made by the Company's Compensation and Stock Option Committee. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance.

      The Company seeks to provide an overall level of compensation to the Company's executives that is competitive within the Company's industry and with other companies of comparable size and complexity. Compensation in any particular case may vary from the industry average on the basis of annual and long-term Company performance as well as individual performance. The Compensation and Stock Option Committee will exercise its discretion to set compensation where, in its judgment, external, internal or individual circumstances warrant it.

      In general, the Company compensates its executive officers through a combination of salary and stock option awards. Additionally, the Company's executives are eligible to participate in or receive benefits under an employee benefit plan made available by the Company to its executives and/or employees.

Salary

      Of the primary elements of executive compensation set forth above, salary is the least affected by the Company's performance, although it is very much dependent on individual performance. The

Company believes that salaries paid to its executives are competitive with industry norms. The salary levels and annual increases of all executive officers of the Company must be approved by the Compensation and Stock Option Committee. Salary levels for executives are determined by progress made in the operational and functional areas for which they are responsible as well as the overall profitability of the Company.

      Executives' salaries are reviewed annually. The timing and amount of any increase to executives both depend upon (i) the performance of the individual and, to a lesser extent, (ii) the financial performance of the Company.

Stock Options

      Stock options are designed to provide long-term incentives and rewards, tied to the price of the Company's Common Stock. Given the vagaries of the stock market, stock price performance and financial performance are not always consistent. The Compensation and Stock Option Committee believes that stock options, which provide value to the participants only when the Company's stockholders benefit from stock price appreciation, are an appropriate complement to the Company's overall compensation policies. Plan as well as non-plan awards are made to executive officers of the Company. The decision to award stock options to an executive is based upon such considerations as the executive's position with the Company and is designed to be competitive for individuals at that level. The Compensation and Stock Option Committee administers the Company's stock option plans and non-plan stock options to executives of the Company.

Employee Benefit Plans

      Executives of the Company are each entitled to participate in or receive benefits under any pension plan, profit-sharing plan, life insurance plan, health insurance plan or other employee benefit plan made available by the Company to its executives and employees. Currently, the Company provides medical insurance for its executive officers and has established the 401(k) Plan. All executive officers and employees are eligible to participate in the 401(k) Plan.

Chief Executive Officer

      Mr. Kavazanjian joined the Company in July 1999, entering into an employment agreement with the Company, the principal terms of which are described earlier in this Proxy Statement. In reviewing the performance of the Chief Executive Officer, the Compensation and Stock Option Committee considers the scope and complexity of his job during the past year, progress made in planning for the future development and growth and return on assets of the Company.

                     Compensation and Stock Option Committee

                                Joseph C. Abeles
                               Patricia C. Barron

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Company's Compensation and Stock Option Committee, currently consisting of Mr. Abeles and Ms. Barron, deliberate on issues concerning executive compensation. Richard A. Hansen was a member until he resigned as a director on June 29, 2001. Mr. Abeles acts as the Company's Treasurer. Mr. Abeles is a director emeritus of IGC and a member of IGC's Compensation Committee.

PERFORMANCE GRAPH

      The following graph compares the cumulative return to holders of the Company's Common Stock for the period commencing June 30, 1996 through the fiscal year ended June 30, 2001 with the NASDAQ National Market Index and the NASDAQ Electrical Components Index for the same period. The comparison assumes $100 was invested on June 30, 1996 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no dividends during the comparison period.

                         [Graph depicted as a Bar Chart]

--------------------------------------------------------------------------------
                     6/28/96    6/30/97   6/30/98   6/30/99    6/30/00   6/30/01

ULBI                    78         64        47        30         62        46
US NASDAQ              128        156       206       296        437       185
Elect. Components      106        174       172       306        759       265
--------------------------------------------------------------------------------

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee is composed of independent directors and operates under a written charter adopted by the Audit Committee and the Board. A copy of the Audit Committee's charter is attached to this Proxy Statement as Appendix A.

      Management has the primary responsibility for the Company's financial statements and the reporting process, including the system of internal controls. Arthur Andersen LLP, the independent accountants for the Company, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee acts only in an oversight capacity. The Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

      In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 "Communication With Audit Committees".

      The independent accountants provided to the Audit Committee the written disclosures required by the Independence Standards Board Standard No. 1 "Independence Discussion With Audit Committees". The Audit Committee discussed with the accountants the accountants' independence.

      The Audit Committee discussed with the Company's independent accountants the plans for their audit. The Audit Committee met with the independent accountants, with and without management present, and discussed the results of their examinations, their evaluations of the Company's internal controls, and the quality of the Company's financial reporting.

      In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2001, for filing with the Securities and Exchange Commission.

      The following fees were paid to Arthur Andersen LLP for services rendered in fiscal 2001:

Audit Fees - The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2001, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $99,000.

Financial Information Systems Design and Implementation Fees - Arthur Andersen LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended June 30, 2001.

All Other Fees - The aggregate fees billed by Arthur Andersen LLP for services rendered to the Company, other than the services described above for the fiscal year ended June 30, 2001 were $51,000. The vast majority of these fees relate to tax preparation fees and certain financial advisory services in support of the Company.

      The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the independent accountants' independence.

      The Audit Committee has recommended to the Board, and the Board has approved, the election of Arthur Andersen LLP as the Company's independent accountants for fiscal 2002.

                              Carl H. Rosner, Chair
                               Patricia C. Barron
                                  Ranjit Singh

                                   Proposal 2
                           Approve and Ratify Auditors

      The firm of Arthur Andersen LLP, certified public accountants, served as the independent auditors of the Company for the fiscal year ended June 30, 2001. In addition to the audit of the June 30, 2001 financial statements, the Company engaged Arthur Andersen LLP to perform certain services for which it was paid professional fees. The Audit Committee of the Board of Directors considered the possible effect of such professional services on the independence of Arthur Andersen LLP and approved such services prior to their being rendered.

      The Board of Directors has selected Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending June 30, 2002. This selection will be presented to the stockholders for their approval at the Meeting. The Board of Directors recommends a vote in favor of the proposal to approve and ratify this selection, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR this proposal. If the stockholders do not approve this selection, the Board of Directors will reconsider its choice.

      The Company has been advised by Arthur Andersen LLP that a representative will be present at the Meeting and will be available to respond to appropriate questions. In addition, the Company intends to give such representative an opportunity to make any statements if he or she should so desire.

      The Board of Directors recommends a vote in favor of the proposal to approve and ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending June 30, 2002, and, unless otherwise indicated therein, the shares represented by the enclosed properly executed proxy will be voted FOR such proposal.

Other Matters

      The Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Meeting other than those specifically referred to in this proxy statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereof in accordance with their best judgment.

      In order to be eligible for inclusion in the Company's proxy materials for the next year's Annual Meeting of Stockholders, any stockholder proposal (other than the submission of nominees for directors) must be received by the Company at its principal offices not later than the close of business on June 27, 2002.

      A representative of Arthur Andersen LLP, the Company's principal accountant, plans to be present at the Meeting, will have the opportunity to make a statement, and is expected to be available to respond to questions.

      The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, as filed with the SEC, is included in the Annual Report to Stockholders which accompanies this Proxy Statement.

October 26, 2001             By Order of the Board of Directors
                             Arthur M. Lieberman
                             Chairman of the Board of Directors

                                      PROXY
                            ULTRALIFE BATTERIES, INC.

               Annual Meeting of Stockholders on December 5, 2001
               Proxy solicited on behalf of the Board of Directors

      The undersigned hereby appoints each of John D. Kavazanjian and Peter F. Comerford as the undersigned's proxy, with full power of substitution, to vote all of the undersigned's shares of Common Stock in Ultralife Batteries, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held on December 5, 2001 at 10:30 A.M. local time, at the Chase Conference Center, 270 Park Avenue, 11th Floor, New York, New York 10017, or at any adjournment, on the matters described in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

                (Continued and to be signed on the reverse side)

      |X| Please mark your votes as in this example using dark ink only.

      Each properly executed proxy will be voted in accordance with specifications made on the reverse side hereof. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, a signed Proxy will be voted FOR the election of the named nominees for directors and, unless otherwise specified, FOR the other proposal listed herein and described in the accompanying proxy statement.

      (INSTRUCTION: To withhold authority to vote for any individual nominee, check the box to vote "FOR" all nominees and strike a line through the nominee's name in the list below.)

      1. Election of Directors.

                                For all nominees    Withhold Authority to vote
 .                                 listed below     for all nominees listed below
                                       |_|                       |_|

Nominees: Joseph C. Abeles
          Joseph N. Barrella
          Patricia C. Barron
          Daniel W. Christman
          John D. Kavazanjian
          Arthur M. Lieberman
          Carl H. Rosner
          Ranjit Singh

2. Proposal to ratify Arthur Andersen LLP as the Company's independent auditors.

                                   |_| FOR

                                   |_| AGAINST

                                   |_| ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof.

      The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated October 26, 2001, describing more fully the proposals set forth herein.

------------------------------                 Date: _____________________, 2001
         Signature

------------------------------                 Date: _____________________, 2001
  Signature if held jointly

      Sign exactly as set forth herein. If signed as executor, administrator, trustee or guardian, indicate the capacity in which you are acting. Proxies by corporations should be signed by a duly authorized officer and bare corporate seal. Please sign and return the proxy card promptly in enclosed envelope.

                                   Appendix A

                            Ultralife Batteries, Inc.

                    Audit Committee of the Board of Directors

I. Purpose

      The primary function of the Audit Committee ("Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial information of Ultralife Batteries, Inc. and its subsidiaries (the "Company") which will be provided to stockholders and others; adequacy of the systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes. Consistent with this function, the Committee should encourage management to engage in continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

      Generally, the Committee's primary duties and responsibilities are to: (a) serve as an independent and objective party to monitor the Company's financial reporting processes and internal control systems, (b) review and appraise the audit efforts of the Company's independent accountants and its internal accounting staff, (c) review and monitor areas of risk that could have a material impact on the Company, and (d) provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

II. Membership Requirements

   The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent. An Independent Director shall refer to a person other than an officer or employee of the Company or its subsidiaries or any other person having a relationship, which in the opinion of the Company's directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a member of the Audit Committee. The following persons shall NOT be considered an Independent Director:


         a) a director employed by the Company for the current year and any of the past three years;

         b) a director who accepted from the Company $60,000 during the previous fiscal year, other than (i) compensation for board service, (ii) benefits under a tax-qualified retirement plan or (iii) benefits under non-discretionary compensation;

         c) a director who is a member of the immediate family of an individual who, over the last three years was employed by the Company as an executive officer. Immediate family, as used herein includes: spouse, parents, siblings, children, mother and father in-laws, brother and sister-in-laws, son and daughter-in-laws and anyone who resides in the home of such individual;

         d) a director who is a partner in, a controlling shareholder of, or an executive officer of any for-profit corporation to which the Company made or received as payments (other than in the form of equity investments) an amount that exceeded 5% of the Company's consolidated gross revenues for that year or $200,000, whichever is more, in any of the past three years; and


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         e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

      The Committee may, under exceptional and limited circumstances, act in the best interests of the Company and its stockholders by appointing a Committee member who is not an Independent Director, provided however, the member shall not be a current employee or an immediate family member of an employee. In such an instance, the Board shall disclose in its annual proxy statement the nature of the relationship and the reason(s) for appointing such individual as a Committee member.

      All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. In carrying out their Audit Committee responsibilities, members of the Committee are not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

      The members of the Committee shall be elected by the Board at the Company's Annual Meeting of the Board or until their successors shall be duly elected and qualified. The Committee will be chaired by an Independent Director appointed by the Board.

III. Duties and Responsibilities

      The Audit Committee's duties and responsibilities are as follows:

      a) Review and reassess the adequacy of the Committee's charter and the actions of the committee in fulfilling its charter on an annual basis.

      b) Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its subsidiaries, with the understanding that the independent auditors are ultimately accountable to the Board and the Audit Committee.

      c) Meet with independent auditors and financial management of the Company to review the scope and associated fees of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

      d) Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

      e) Review with the independent auditors and the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review Company policy statements to determine their adherence to an appropriate code of conduct.

      f) Review the scope and results of the Company's internal audit plans and procedures.


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      g)    Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

      h) Ensure that the Committee receives a formal written statement from the independent auditor delineating all relationships between the auditor and the Company regarding any relationships or services that would potentially impact the independence or objectivity of the auditor. The Committee shall take, or recommend that the full Board take, any appropriate action to oversee the independence of the independent auditor.

      i) Review and monitor the status of contingent liabilities (including legal proceedings and tax status), legislative and regulatory developments, and other areas of risk that could materially impact the Company.

      j) Direct and supervise investigations into matters within the scope of the Committee's duties.

      k) Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

      l) Carry out such other duties and responsibilities as may be assigned to the Committee by the Board.


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